Leases - Lessee Operating Lease Liability Maturity (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Lessee, Lease, Description [Line Items]
2022	$ 429	$ 1,118
2023	878	878
2024	914	914
2025	950	950
2026	905	904
Total undiscounted payments due under operating leases	4,076	$ 4,764
Less imputed interest	(619)
Total	3,457
Current operating lease liability	625
Non-current operating lease liability	$ 2,832